Exhibit 3.81

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE CORPORATION UNDER THE NAME OF “CRC HEALTH CORPORATION” TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM “CRC HEALTH CORPORATION” TO “CRC HEALTH, LLC”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 2015, AT 6:37 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE THIRTIETH DAY OF DECEMBER, A.D. 2015 AT 11:59 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

3485921 8100V SR# 20151523872	Authentication: 10706491 Date: 12-30-15

You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “CRC HEALTH, LLC” FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 2015, AT 6:37 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTIETH DAY OF DECEMBER, A.D. 2015 AT 11:59 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

3485921 8100V SR# 20151523872	Authentication: 10706491 Date: 12-30-15

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:10 PM 12/23/2015
FILED 06:37 PM 12/23/2015
SR 20151523872 - File Number 3485921

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

OF

CRC HEALTH CORPORATION

TO

CRC HEALTH, LLC

PURSUANT TO SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.	The jurisdiction where the corporation first formed is Delaware.

2.	The jurisdiction immediately prior to filing this Certificate is Delaware.

3.	The date the corporation first formed is January 31, 2002.

4	The name of the corporation immediately prior to filing this Certificate is CRC Health Corporation.

5.	The name of the Limited Liability Company as set forth in the Certificate of Formation is CRC Health, LLC.

6.	The conversion shall be effective at 11:59 p.m. (ET) on December 30, 2015.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 23rd day December, 2015.

CRC HEALTH CORPORATION

By:	/s/ Christopher L. Howard
Christopher L. Howard
Vice President and Secretary

CERTIFICATE OF FORMATION

OF

CRC HEALTH, LLC

Pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), the undersigned, desiring to form a limited liability company, does hereby certify as follows:

1.	The name of the limited liability company is CRC Health, LLC. (the “Company”).

2.	The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective at 11:59 p.m. EST on December 30, 2015.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 23rd day of December, 2015.

/s/ Christopher L. Howard Christopher L. Howard, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:10 PM 12/23/2015
FILED 06:37 PM 12/23/2015
SR 20151523872 - File Number 3485921